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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
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                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                    -----------------------------------



DATE OF REPORT:   AUGUST 13, 2003

DATE OF EARLIEST EVENT REPORTED:    AUGUST 11, 2003

                   MARTHA STEWART LIVING OMNIMEDIA, INC.
           (Exact name of registrant as specified in its charter)


    DELAWARE                    001-15395                       52-2187059
(State or other          (Commission File Number)            (I.R.S. Employer
jurisdiction of                                           Identification Number)
incorporation or
  organization)

                            11 WEST 42ND STREET
                             NEW YORK, NY 10036
                  (Address of principal executive offices)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:           (212) 827-8000




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Item 7.   Financial Statements and Exhibits.
          ---------------------------------

         (c)   Exhibit

          The following transcript of Martha Stewart Living Omnimedia, Inc.'s August 11, 2003 earnings conference call is included as an exhibit to this report furnished pursuant to Item 12:

          Exhibit 99.1 Martha Stewart Living Omnimedia, Inc. Transcript of August 11, 2003 Earnings Conference Call.

Item 12.  Results of Operations and Financial Condition.
          ---------------------------------------------

          On August 11, 2003, the Registrant held an earnings conference call relating to its financial results for the second quarter of 2003. The full transcript of the call is attached hereto as Exhibit 99.1 to this report.




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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

     Dated: August 13, 2003


                                       MARTHA STEWART LIVING OMNIMEDIA, INC.


                                       By:         /s/ James Follo
                                          --------------------------------------
                                            James Follo
                                            Executive Vice President, Chief
                                            Financial Officer



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                             Index of Exhibits
                             -----------------

Exhibit
-------
No.                             Description
---                             -----------

99.1 Martha Stewart Living Omnimedia, Inc. - Transcript of August 11, 2003 Earnings Conference Call.